SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 4, 2002
                                                         ---------------


                         Lexington Precision Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-3252                    22-1830121
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
   of incorporation)                  File Number)           Identification No.)


         767 Third Avenue, New York, NY                        10017
--------------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------

--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

Item 5.       Other Events

         On December 4, 2002, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from December 4, 2002, to 12 midnight, New York City Time, on December 20, 2002, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)    Exhibits

                         Exhibit 99.1      Press release dated December 4, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        December 4, 2002         LEXINGTON PRECISION CORPORATION


                                       By:/s/Michael A. Lubin
                                       ------------------------------------
                                          Michael A. Lubin
                                          Chairman

                                  EXHIBIT INDEX


     Exhibit
     Number        Exhibit Name                                 Location
     ------        ------------                                 --------
   99.1            Press release dated December 4, 2002         Filed herewith